UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021

SIMON PROPERTY GROUP, INC.

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware (Simon Property Group, Inc.) Delaware (Simon Property Group, L.P.) (State or other jurisdiction of incorporation)	001-14469 (Simon Property Group, Inc.) 001-36110 (Simon Property Group, L.P.) (Commission File Number)	04-6268599 (Simon Property Group, Inc.) 34-1755769 (Simon Property Group, L.P.) (I.R.S. Employer Identification No.)

225 West Washington Street

Indianapolis, Indiana 46204

(Address of principal executive offices)

(317) 636-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbols	Name of each exchange on which registered

Simon Property Group, Inc.	Common stock, $0.0001 par value	SPG	New York Stock Exchange
Simon Property Group, Inc.	8⅜% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Simon Property Group, Inc.:	Emerging growth company ☐

Simon Property Group, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Simon Property Group, Inc.:  ☐

Simon Property Group, L.P.:  ☐

Unless stated otherwise or the context otherwise requires, references to the “Company” means Simon Property Group, Inc., the sole general partner of the Simon Property Group, L.P.

Item 8.01 Other Events.

On March 16, 2021, the Company announced that its indirect subsidiary, Simon International Finance, S.C.A., a corporate partnership limited by shares (société en commandite par actions) under the laws of the Grand Duchy of Luxembourg, priced an offering of €750.0 million aggregate principal amount of its 1.125% guaranteed notes due 2033 (the “Notes”) in an offering to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be unsecured and fully and unconditionally guaranteed by Simon Property Group, L.P. The offering is scheduled to close on March 19, 2021, subject to customary closing conditions.

The Notes have not been, and will not be, registered under the Securities Act or applicable state or other securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K is not, and should not be construed as, an offering of the Notes.

The press release announcing the pricing was issued pursuant to and in accordance with Rule 135c under the Securities Act, and a copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 16, 2021, issued by Simon Property Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 16, 2021

SIMON PROPERTY GROUP, L.P.

By: Simon Property Group, Inc., its sole General Partner

By:	/s/ Adam J. Reuille
Adam J. Reuille
Senior Vice President and Chief Accounting Officer